SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 5, 2007

Date of Report (Date of earliest event reported)

EDGAR Online, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26071	06-1447017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Washington Street, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip Code)

(203) 852-5666

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Attached as Exhibit 100 to this Current Report on Form 10-Q are documents that contain information from EDGAR Online, Inc.’s (the “Company’s”) Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, filed with the Securities and Exchange Commission on November 9, 2007, formatted in XBRL (eXtensible Business Reporting Language). Users of this data are advised, pursuant to Rule 401 of Regulation S-T, that the financial and other information contained in the XBRL documents is unaudited, and that these are not the official publicly filed financial statements of the Company. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit 100	Materials from the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, filed on November 9, 2007, formatted in XBRL (eXtensible Business Reporting Language): (i) the Condensed Statement of Earnings for the three months and nine months ended September 30, 2007 and 2006, (ii) the Condensed Statement of Financial Position at September 30, 2007 and December 31, 2006 and (iii) the Condensed Statement of Cash Flows for the nine months ended September 30, 2007 and 2006.

Exhibit 100.INS	XBRL Instance Document edgr-20070930.xml

Exhibit 100.SCH	EDGR Schema Document edgr-20070930.xsd

Exhibit 100.SCH-1	UGT Taxonomy Schema ugt-20071231.xsd

Exhibit 100.SCH-2	UGTR Taxonomy Schema ugtr-20071231.xsd

Exhibit 100.SCH-3	UGTS Taxonomy Schema ugts-20071231.xsd

Exhibit 100.SCH-4	UGTT Taxonomy Schema ugtt-20071231.xsd

Exhibit 100.SCH-5	XBRL Taxonomy Schema xbrldt-2005.xsd

Exhibit 100.CAL	EDGR Calculation Linkbase edgr-20070930_cal.xml

Exhibit 100.LAB	EDGR Label Linkbase edgr-20070930_lab.xml

Exhibit 100.PRE	EDGR Presentation Linkbase edgr-20070930_pre.xml

Exhibit 100.LAB-1	UGT Label Linkbase ugt-20071231_lab.xml

Exhibit 100.CAL-1	UGTBS Calculation Linkbase ugtbs-20071231_cal.xml

Exhibit 100.PRE-1	UGTBS Presentation Linkbase ugtbs-20071231_pre.xml

Exhibit 100.CAL-2	UGTCF Calculation Linkbase ugtcf-20071231_cal.xml

Exhibit 100.PRE-2	UGTCF Presentation Linkbase ugtcf-20071231_pre.xml

Exhibit 100.CAL-3	UGTIS Calculation Linkbase ugtis-20071231_cal.xml

Exhibit 100.PRE-3	UGTIS Presentation Linkbase ugtis-20071231_pre.xml

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2007	EDGAR ONLINE, INC.

/s/ Philip D. Moyer
Philip D. Moyer
Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 100	Materials from the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, filed on November 9, 2007, formatted in XBRL (eXtensible Business Reporting Language): (i) the Condensed Statement of Earnings for the three months and nine months ended September 30, 2007 and 2006, (ii) the Condensed Statement of Financial Position at September 30, 2007 and December 31, 2006 and (iii) the Condensed Statement of Cash Flows for the nine months ended September 30, 2007 and 2006.

Exhibit 100.INS	XBRL Instance Document edgr-20070930.xml

Exhibit 100.SCH	EDGR Schema Document edgr-20070930.xsd

Exhibit 100.SCH-1	UGT Taxonomy Schema ugt-20071231.xsd

Exhibit 100.SCH-2	UGTR Taxonomy Schema ugtr-20071231.xsd

Exhibit 100.SCH-3	UGTS Taxonomy Schema ugts-20071231.xsd

Exhibit 100.SCH-4	UGTT Taxonomy Schema ugtt-20071231.xsd

Exhibit 100.SCH-5	XBRL Taxonomy Schema xbrldt-2005.xsd

Exhibit 100.CAL	EDGR Calculation Linkbase edgr-20070930_cal.xml

Exhibit 100.LAB	EDGR Label Linkbase edgr-20070930_lab.xml

Exhibit 100.PRE	EDGR Presentation Linkbase edgr-20070930_pre.xml

Exhibit 100.LAB-1	UGT Label Linkbase ugt-20071231_lab.xml

Exhibit 100.CAL-1	UGTBS Calculation Linkbase ugtbs-20071231_cal.xml

Exhibit 100.PRE-1	UGTBS Presentation Linkbase ugtbs-20071231_pre.xml

Exhibit 100.CAL-2	UGTCF Calculation Linkbase ugtcf-20071231_cal.xml

Exhibit 100.PRE-2	UGTCF Presentation Linkbase ugtcf-20071231_pre.xml

Exhibit 100.CAL-3	UGTIS Calculation Linkbase ugtis-20071231_cal.xml

Exhibit 100.PRE-3	UGTIS Presentation Linkbase ugtis-20071231_pre.xml